UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 8, 2007


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


      CONNECTICUT                      001-32293                 06-0974148
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting  material  pursuant  to  Rule  14a-12  under   the  Exchange  Act
(17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     The following documents are filed with reference to and are hereby incorporated by reference as exhibits to the Registration Statement on Form S-3 (File No. 333-137215) which became automatically effective on September 8, 2006 (the "Registration Statement").

    (c)   Exhibits



 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
Exhibit 5.1     Opinion of Counsel of Hartford Life Insurance Company.
Consent 23.1    Consent of Counsel of Hartford Life Insurance Company (included in Exhibit 5.1).


                                   SIGNATURES


     PURSUANT TO THE  REQUIREMENTS  OF THE SECURITIES  EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                   HARTFORD LIFE INSURANCE COMPANY
                                   (REGISTRANT)



DATE:  JUNE 8, 2007                BY: /s/  JEFFREY L. JOHNSON
                                   ------------------------------------
                                   Name:    Jeffrey L. Johnson
                                   Title:   Assistant Vice President

                                  EXHIBIT INDEX



 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
Exhibit 5.1     Opinion of Counsel of Hartford Life Insurance Company.
Consent 23.1    Consent of Counsel of Hartford Life Insurance Company (included in Exhibit 5.1).